(ICON)

Prudential
Global
Genesis
Fund, Inc.

SEMI
ANNUAL
REPORT
Nov. 30, 1999

(LOGO)

A Message from the Fund's President        January 7, 2000
(PHOTO)

Dear Shareholder,

Through the six months ended November 30, 1999, global small-company stocks continued to recover from their 1998 decline as investors regained confidence in Asia and emerging market countries. The global economy appeared to be entering a phase of sustained and widespread growth. Prudential Global Genesis Fund's Class A shares returned 19.08%, an excellent gain for half-year and more than twice the 8.34% advance of the Salomon EMI Index of global small-company stocks. The Fund benefited from its focus on Japanese stocks, which performed particularly well over this period. As Japan's government appeared committed to providing economic stimulation and Japanese companies moved forward on restructuring, global investors returned to the Tokyo stock market. Global Genesis' nontraditional Japanese stocks--those that its portfolio managers believe represent the new trend in Japanese entrepreneurial activity--had very substantial advances. Technology stocks also were particularly favored during this reporting period, and the Fund's focus on wireless telecommunications contributed to its performance.

The Lipper Global Small-Cap Average had even better performance--22.55%. Although the contents of different funds' holdings during this period are not yet public knowledge, we surmise that many were more focused in technology. Technology-related small-cap stocks performed far better than those in other industries, so a narrowly focused fund could have much higher return during this period. The Global Genesis Fund follows a more diversified strategy, with investments in business services, healthcare, financials, cyclicals, and consumer stocks, as well as in technological industries.

The steep 19% half-year climb after last year's sharp fall, although very satisfying, is nonetheless a reminder of the volatility of small-stock investing. Small companies, with their lower economic mass, can move either up or down in price very quickly. Investing in them through mutual funds helps diversify the risks of small-company stocks. Although stocks historically have produced higher returns than bonds over the long term, share prices do fluctuate more. Prudential recommends that investors consult their financial advisers to determine an asset allocation that is appropriate for their personal time horizon and tolerance for risk.

Yours sincerely,

John R. Strangfeld
President
Prudential Global Genesis Fund, Inc.

Performance Review

(PHOTO)
Steve AuthFund
Manager

Investment Goals and Style
The Prudential Global Genesis Fund seeks to achieve long-term growth of capital by investing primarily in common stocks and other equity securities of smaller foreign and U.S. companies. The Fund is subject to all the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

The future of Japan
When we look at the greatest contributors to our return over our six-month reporting period, half of the top 10 are Japanese companies that are finding niches in the new Japanese economy.
They are consumer focused, or they provide outsourcing services that help companies restructure to improve productivity. For example, we are invested in Avex, a music production company targeted at the high-spending teen and young adult market; in Bellsystem24, a telemarketing firm; and in Nichii Gakkan, a clerical services provider.

About 12% of our assets were invested in Japan, up from 9% at the end of May. We also increased our focus in the rest of Asia, which we see as being in a recovery mode. The crisis of 1998 may prove salutary in the long run, as it focused corporate managers on strengthening their balance sheets and increasing shareholder value.

We continue to focus on wireless
The world is going through a tele-communications revolution, and the advantages of wireless are apparent.
This theme was a large contributor to our return during the reporting period, with our holdings in both hardware companies and service providers. Brightpoint is a telephone distributor that bridges the gap between manufacturers and service providers. It is among our largest holdings, and also among the largest contributors to our return during the reporting period. So too is Western Wireless, a service provider. Both stocks more than tripled in price over the six-month period.

Outsourcing means productivity
As companies in Europe and Asia emulate the productivity boom among U.S. companies in the 1990s, they are focusing on their core strengths and outsourcing their other functions. In addition to Bellsystem24 and Nichii Gakkan, we own American Management Systems (see table of Five Largest Holdings) and Remec, a contract manufacturer of microwave equipment for telecommunications companies and the U.S. government. Contract manufacturers allow technical companies to focus on their design and marketing strengths, outsourcing actual production.

Emerging markets are indeed emerging
In the financial crisis of 1998, emerging market stocks were hit hard by uncertainty. They became quite inexpensive. Now, they offer the prospect of benefit from global growth at a low price. In addition to our Asian holdings, we have increased our investments in Latin

America to 6% of our assets. We are focusing on telecommunications companies there, such as Telecomunicacoes Brasileiras, Tele
Norte Leste, and Telefonos de Mexico--all added since May 31.

Europe's economy is awakening
We are investing in cyclical companies in Europe--those that benefit from economic expansion. These include Rhodia (France-chemicals), Linde (Germany-machinery and engineering), Billiton (U.K.-metals), and Jefferson Smurfit (Ireland- paper). We've also increased our exposure to a number of smaller Internet-related stocks that have begun to be listed in the European markets.

Some negative impacts
On the negative side, we had a substantial decline in the price of Family Golf Centers, the largest golf range operator in North America. Family Golf has been acquiring smaller operators and expanded too rapidly, weakening its balance sheet. We cut back our position, but we continue to own the stock. We believe the company's strategy is sound, and it can continue its growth when it has restored the strength of its balance sheet

Performance at a Glance

Cumulative Total Returns1    As of 11/30/99
                                      Six      One       Five       Ten        Since
                                     Months    Year      Years     Years    Inception2
Class A                              19.08%    32.12%    54.30%     N/A      129.74%
Class B                              18.61     31.12     48.43    113.56%    186.47
Class C                              18.61     31.12     48.43      N/A       40.68
Class Z                              19.22     32.48      N/A       N/A       36.20
Lipper Global Small-Cap Fd. Avg.3    22.55     34.98     93.38    158.01       ***

Average Annual Total Returns1                               As of 12/31/99
                One      Five      Ten       Since
                Year     Years    Years    Inception2
Class A        35.67%    10.50%    N/A        9.37%
Class B        36.77     10.67    8.78%      10.24
Class C        39.35     10.58     N/A        8.48
Class Z        43.22      N/A      N/A       13.60

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class
B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service(12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 1/29/88;
Class C, 8/1/94; and Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Global Small-Cap Fund category. The Lipper average is unmanaged. Global Small-Cap funds invest at least 25% of their assets in securities with primary trading markets outside the United
States, and that invest at least 65% of their assets in companies with market capitalizations less than U.S.$1 billion at the time of purchase.

***Lipper Since Inception returns are 161.16% for Class A; 214.91% for Class B; 94.36% for Class C; and 43.71% for Class Z, based on all funds in each share class.

Stewart Enterprises, the third largest provider of funeral and cemetery products and services in North America, encountered strong competition from low-cost providers. Although the stock price dropped precipitously, we believe the company is taking action to meet the challenge, and its stock is now attractively priced for a company with its growth potential. We added to our position.

Looking Ahead
The global economy is improving. Asian and European economies are now expanding while the United States continues to grow. Our non-U.S. companies are now in a positive environment. An expanding global economy also is good for U.S. small-company stocks, which tend to respond more to economic growth rates than larger firms do. A more stable global environment has also made investors less risk-averse, which we believe will improve their readiness to own high-growth, relatively higher-risk stocks. Small-cap growth stocks are still much less expensive than large growth companies, which have been the focus of market favor for some time. All of these factors favor the kinds of stocks the Global Genesis Fund targets.

Five Largest Holdings    Expressed as a percentage of net assets as of 11/30/99

Security/Industry
% of Net Assets          Comments

Imax
Media
1.5% Its large-image cinema system is the only one of its kind in the world. We increased our holdings when the stock fell after some new location openings were delayed to next year. It should benefit from the Imax-only release of Disney's new version of "Fantasia," which is being heavily promoted.


Brightpoint
International Trading
1.3% The world's second largest distributor of mobile phones, it benefits from the continued expansion of wireless telephony. (No.1, Cellstar, is also among our largest holdings.) It is very attractively priced for a growth stock. In 1998, sales increased 57%.


Whole Foods Market
Food Retailing
1.1% The largest natural foods supermarket chain in the United States, a market growing by 15% to 30% a year. The stock fell upon missing an earnings estimate in January and on plans to invest in a website, but the chain is adding stores, increasing margins, and increasing same-store sales. We had a moderate gain by period end.


American Mgmt Systems
Data Processing
1.1% Among the largest global information technology consulting companies. Its business fell off as a result of the diversion of technological investment to Y2K concerns, but American Management is the quality play in outsourced technological consulting for systems development and e-commerce.


Amerisource Health Corp.
Medical Wholesale Drug
Distributor
1.1%                     Fourth largest wholesale distributor
                         of drugs and healthcare services
                         in the United States. Five-year
                         earnings growth averaged 23% per year,
                         now selling at about eight times next
                         year's earnings. The sector is out of
                         favor, and the stock declined steeply.
                         We began to buy about halfway down. The
                         stock represents a classic case of
                         strong growth at a reasonable price.


Geographic Concentration
Expressed as a percentage of net assets
as of 11/30/99

United States                     46%
Continental Europe                17
Japan                             12
United Kingdom                     9
Asia/Pacific Basin (ex-Japan)      7
Latin America                      6
Cash & Equivalents                 3

Portfolio of Investments as of
November 30, 1999 (Unaudited)         PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--96.9%
COMMON STOCKS--96.2%
------------------------------------------------------------
Australia--1.6%
   94,967    Acacia Resources Ltd.                  $    171,292
   27,300    Broken Hill Proprietary Co., Ltd.           299,668
   16,632    Fosters Brewing Group Ltd.                   44,639
  264,000    Pasminco Ltd.                               252,034
   15,900    Rio Tinto Ltd.(a)                           278,794
   63,700    WMC Ltd.                                    292,712
                                                    ------------
                                                       1,339,139
------------------------------------------------------------
Brazil--3.0%
    9,500    Aracruz Celulose, S.A. ADR                  193,563
8,900,000    Companhia Siderurgica Nacional(a)           305,460
    4,600    Companhia Siderurgica Nacional
                (ADR)(a)                                 146,050
   18,800    Embratel Participacoes S. A. ADR(a)         350,150
   10,400    Tele Norte Leste Participacoes S.A.
                ADR                                      185,250
    6,900    Telecomunicacoes Brasileiras S.A.
                (ADR)(a)                                 626,175
   36,800    Telecomunicacoes de Sao Paulo ADR(a)        662,400
                                                    ------------
                                                       2,469,048
------------------------------------------------------------
Finland--0.8%
   48,478    JOT Automation Group Oyj                    329,631
   34,492    Metsa-Serla Oyj Class B                     340,506
                                                    ------------
                                                         670,137
------------------------------------------------------------
France--4.7%
    1,194    Atos S.A.(a)                                186,430
    1,110    Brime Technologies(a)                        34,551
    1,189    Castorama Dubois                            309,017
    5,215    Consodata S.A.(a)                           168,106
   10,790    Dassault Systemes S.A.                      497,271
      792    FI System                                   179,510
    1,697    Geodis                                      102,568
    1,658    Infogrames Entertainment S.A.(a)            210,443
   14,345    Lectra Systemes(a)                           92,483
   18,310    Rhodia S.A.                                 333,847
    3,767    SEITA                                       193,529
    8,553    Societe Generale D'Enterprises
                S.A.(a)                                  384,698
    9,074    Thomson Multimedia(a)                  $    393,050
    1,687    Unilog S.A.                                 131,703
   30,329    Usinor S.A.                                 464,389
    4,866    Vallourec S.A.                              189,698
                                                    ------------
                                                       3,871,293
------------------------------------------------------------
Germany--1.9%
      880    ce Consumer Electronic AG                    76,679
    2,458    DePfa Deutsche Pfandbriefbank AG            185,680
    5,091    Entrium Direct Bankers AG                    74,618
    6,973    Epcos AG(a)                                 428,479
      814    Intershop Communications AG(a)              165,637
    1,644    Kamps AG                                    115,098
    3,791    Linde AG                                    189,416
    9,804    Metallgesellschaft AG                       181,226
        1    SGL Carbon AG                                    53
    1,707    Telegate AG(a)                               71,877
    2,157    Tomorrow Internet AG(a)                      67,141
                                                    ------------
                                                       1,555,904
------------------------------------------------------------
Hong Kong--1.2%
  219,500    Amoy Properties Ltd.                        169,575
  188,000    China Merchants China Direct
                Investments Ltd.                         152,501
  763,000    Lung Kee (Bermuda) Holdings Ltd.            164,065
  612,000    Shun Tak Holdings Ltd.                      127,656
   89,500    Wing Hang Bank Ltd.                         342,258
                                                    ------------
                                                         956,055
------------------------------------------------------------
India--0.3%
      600    Infosys Technologies Ltd.                   127,866
    8,400    Larsen & Toubro Ltd.                         75,862
   15,200    Reliance Industries Ltd.                     77,742
                                                    ------------
                                                         281,470
------------------------------------------------------------
Indonesia
   18,500    PT Indofood Sukses Makmur Tbk                20,268
    9,500    PT Ramayana Lestari Sentosa Tbk               6,063
                                                    ------------
                                                          26,331

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
November 30, 1999 (Unaudited)             PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
Ireland--0.7%
   10,299    Anglo Irish Bank Corp. PLC             $     24,173
    5,182    CRH PLC                                     103,932
   25,865    Eircom PLC(a)                               102,918
   77,350    Jefferson Smurfit Group PLC                 210,380
    4,163    Trintech Group PLC ADR(a)                   154,031
                                                    ------------
                                                         595,434
------------------------------------------------------------
Italy--0.9%
   26,344    Brembo SpA(a)                               294,567
   27,522    Bulgari SpA                                 212,091
   16,761    Italcementi SpA                             205,143
                                                    ------------
                                                         711,801
------------------------------------------------------------
Japan--12.2%
   26,000    Amano Corp.                                 182,514
    3,700    Aucnet, Inc.                                326,935
    1,900    Avex, Inc.                                  591,331
   35,000    Bank of Saga Ltd.                           128,516
      500    Bellsystem, Inc.                            574,346
      800    C Two Network Co., Ltd.(a)                  219,920
   18,000    C Uyemura & Co., Ltd.                       579,648
   39,000    Daifuku Co., Ltd.                           200,638
   24,000    Daikin Industries Ltd.                      312,209
    1,200    Daiseki Co., Ltd.                            29,469
    1,400    Fancl Corp.                                 497,570
    2,100    Fuji S Ware ABC                             180,404
    3,300    Fuji Seal, Inc.                             200,874
    1,500    GOLDCREST Co., Ltd.                         219,430
   27,000    Hokuetsu Paper Mills, Ltd.                  209,946
   28,000    Ibiden Co., Ltd.                            401,355
    5,800    Itoen Ltd.                                  706,671
   29,000    Kagome Co., Ltd.                            311,482
   13,000    Kawasumi Laboratories, Inc.                 191,449
   15,600    Mimasu Semiconductor Industry Co.,
                Ltd.                                     314,742
   16,518    Ministop Co., Ltd.                          458,946
    2,600    Nichii Gakkan Co.                           536,311
      200    Otsuka Kagu Ltd.(a)                          62,638
    2,900    Paramount Bed Co., Ltd.                     392,912
   44,000    Q.P. Corp.                                  308,870
    2,200    Ryohin Keikaku Co., Ltd.                    519,464
   51,000    Sumitomo Bakelite Co., Ltd.            $    461,656
    2,000    Trend Micro, Inc.                           426,096
    4,000    United Arrows Ltd.                          400,569
                                                    ------------
                                                       9,946,911
------------------------------------------------------------
Mexico--2.2%
  115,400    Alfa, S.A. (a)                              501,047
   23,900    Carso Global Telecom                        187,750
   40,000    Fomento Economico Mexicano, S.A. de
                C.V.(a)                                  149,894
   96,100    Grupo Mexico, S.A.(a) Ser. B                397,866
    1,800    Telefonos de Mexico S.A. ADR(a)             166,613
   30,600    Tubos de Acero de Mexico, S.A.
                (TAMSA)                                  387,210
                                                    ------------
                                                       1,790,380
------------------------------------------------------------
Netherlands--1.6%
    1,266    ASM Lithography Holdings N.V.(a)            123,067
    8,828    BE Semiconductor Industries, N.V.(a)        100,045
    6,168    DSM N.V.                                    211,253
   15,011    Fox Kids Europe N.V.(a)                     204,894
   11,010    KPNQwest N.V.(a)                            412,027
    8,932    Nutreco Holding N.V.                        260,932
                                                    ------------
                                                       1,312,218
------------------------------------------------------------
The Philippines--0.1%
   15,300    Bank of the Philippines Islands(a)           40,302
  326,200    SM Prime Holdings                            51,715
                                                    ------------
                                                          92,017
------------------------------------------------------------
Portugal--0.3%
    5,685    PT Multimedia SGPS S.A.(a)                  224,032
------------------------------------------------------------
Singapore--0.3%
    9,445    DBS Group Holdings Ltd.                     122,487
   14,000    NatSteel Electronics Ltd.                    57,882
   38,000    OMNI Industries Ltd.                         48,602
                                                    ------------
                                                         228,971

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
November 30, 1999 (Unaudited)            PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
South Korea--1.6%
    9,200    Housing & Commercial Bank              $    257,925
    4,490    Samsung Electronics(a)                      348,587
    1,700    Samsung Electronics Co.(a)                  351,952
   15,160    Samsung Electronics Co., Ltd.(a)            315,166
                                                    ------------
                                                       1,273,630
------------------------------------------------------------
Spain--1.8%
    9,116    Acerinox, S.A.(a)                           281,000
   18,870    Asturiana de Zinc, S.A.                     208,715
   16,816    Azkoyen, S.A.                               151,779
   13,121    Centros Comerciales Continente, S.A.        296,467
    5,228    Mapfre Vida                                 138,243
   17,607    NH Hoteles S.A.                             209,822
  100,040    Tubacex S.A.                                186,434
                                                    ------------
                                                       1,472,460
------------------------------------------------------------
Sweden--1.0%
   11,503    Boss Media AB                               220,411
    1,603    Information Highway AB                      112,497
    3,356    Mo och Domsjo AB                            109,673
    7,505    NetCom Systems AB                           388,625
                                                    ------------
                                                         831,206
------------------------------------------------------------
Switzerland--3.1%
      385    Adecco, S.A.                                246,193
      694    Geberit International AG(a)                 222,548
      486    Micronas Semiconductor Holding AG           119,178
      338    Mikron Holding AG(a)                        119,439
      359    PubliGroupe S.A.                            334,079
      746    Saurer AG(a)                                349,453
      578    SEZ Holding AG                              223,510
    1,288    Swisslog Holding AG                         228,380
      592    Synthes-Stratec, Inc.(a)                    230,785
      530    The Swatch Group AG                         455,552
                                                    ------------
                                                       2,529,117
------------------------------------------------------------
Taiwan--0.9%
   20,800    Acer, Inc. (GDR)(a)                         241,280
   10,900    Asustek Computer, Inc. GDR                  171,457
    1,500    Taiwan Semiconductor Mfg Co., Ltd.
                Sponsored ADR(a)                    $     53,745
   76,000    United Microelectronics Corp., Ltd.         213,544
                                                    ------------
                                                         680,026
------------------------------------------------------------
Thailand--0.5%
    8,800    Advanced Info Service Public Co.,
                Ltd.                                     125,891
   17,200    Bangkok Bank Public Co., Ltd.                36,821
   13,300    BEC World Public Co., Ltd.                   74,334
   55,100    TelecomAsia Corp., Ltd                       54,387
   89,000    Thai Farmers Bank Public Co., Ltd.          119,792
                                                    ------------
                                                         411,225
------------------------------------------------------------
United Kingdom--9.4%
   81,540    Aegis Group PLC                             234,468
  231,492    Aggregate Industries PLC                    262,564
   23,322    Amvescap PLC                                241,797
   73,339    Ashtead Group PLC                           207,372
    4,624    Baltimore Technologies PLC(a)               217,912
   52,972    Berisford PLC                               274,178
   51,506    Billiton PLC                                249,517
   14,484    Bioglan Pharma PLC(a)                       145,308
   45,079    Bodycote International PLC                  219,642
   25,616    Capita Group PLC                            464,255
   51,210    Cattles PLC                                 272,625
   22,333    Compass Group PLC                           271,145
   11,491    Dixons Group PLC(a)                         250,204
   28,225    Dorling Kindersley Holdings PLC             126,250
    2,681    Eidos PLC(a)                                237,744
   52,402    Electron Boutique PLC                        36,415
   15,498    EMAP PLC                                    273,577
    3,654    Energis PLC(a)                              149,142
   77,126    FKI PLC(a)                                  235,329
   28,383    Geest PLC                                   204,945
   16,640    ITNET PLC                                   170,127
   52,208    Mowlem (John) & Co. PLC                      98,415
    4,476    NDS Group PLC ADR(a)                        135,959
    9,599    NXT PLC                                     200,114
  216,599    Scoot.com PLC                               321,796
   14,381    Serco Group PLC                             447,297
  112,167    Skyepharma PLC(a)                           102,136
   99,566    Stagecoach Holdings PLC                     250,514
   73,768    Thus, PLC                                   461,950
    2,306    Vitec Group PLC                              19,893
   23,715    WPP Group PLC                               339,034

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of
November 30, 1999 (Unaudited)          PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
United Kingdom (cont'd.)
    1,504    BATM Advanced Communications Ltd.      $     98,508
    7,394    Dialog Semiconductor PLC (a)                454,349
                                                    ------------
                                                       7,674,481
------------------------------------------------------------
United States--46.1%
   61,600    Advanced Lighting Technologies,
                Inc.(a)                                  338,800
    4,900    Advanced Semiconductor Engineering,
                Inc.(a)                                  109,270
   42,100    Alterra Healthcare Corp.(a)                 318,381
   30,500    American Management Systems, Inc.(a)        895,937
    8,500    American Xtal Technology, Inc.              131,750
   72,000    AmeriSource Health Corp.(a)                 891,000
   19,300    Apollo Group, Inc.                          518,687
   18,700    Applied Power, Inc.                         597,231
   28,400    Architel Systems Corp.(a)                   390,500
    5,529    Autonomy Corp. PLC(a)                       219,778
    5,100    BJ Services Co.(a)                          177,863
   31,600    Bright Horizons Family Solutions,
                Inc.(a)                                  487,825
   99,100    Brightpoint, Inc.(a)                      1,096,294
   89,900    Cellstar Corp.(a)                           865,287
   14,600    Centerpoint Properties Trust                507,350
   43,700    Chattem, Inc.(a)                            843,956
   11,000    Cheap Tickets, Inc.(a)                      183,563
   27,700    Clearnet Communications, Inc.               723,662
    6,000    Commscope, Inc.                             252,750
   18,600    Consolidated Products, Inc.                 195,300
   21,800    Eaton Vance Corp.                           783,437
   12,900    Edison Schools, Inc.(a)                     233,006
    5,200    Electro Scientific Industries,
                Inc.(a)                                  303,875
    2,700    Emmis Communications Corp. Class
                A(a)                                     218,700
    4,900    Enhance Financial Services Group,
                Inc.                                      83,913
  103,650    Family Golf Centers, Inc.(a)                171,670
   14,700    Financial Security Assurance
                Holdings Ltd.                            776,344
    9,500    Forest Oil Corp.(a)                         108,656
   14,500    Galileo Technology Ltd.(a)                  330,781
   64,000    Gaylord Container Corp.(a)                  400,000
   10,200    Gentex Corp.(a)                             190,613
   11,200    Graco, Inc.                                 368,900
   25,700    GST Telecommunications, Inc.                220,056
   83,050    HA-LO Industries, Inc.(a)                   519,062
   51,500    Hollywood Entertainment Corp.(a)            727,437
    8,200    Hyperion Solutions Corp.(a)                 224,475
   23,800    ICG Communications, Inc.(a)                 450,712
   46,200    Imax Corp.(a)                             1,255,341
   12,700    Invivo Corp.(a)                             165,100
   32,700    Jack in the Box, Inc.(a)               $    688,744
   17,500    Kilroy Realty Corp.(a)                      332,500
    1,100    Lam Research Corp.(a)                        85,388
   13,100    Lason, Inc.(a)                              319,312
   15,600    Liberty Property Trust                      355,875
   64,100    Mail-Well, Inc.(a)                          765,194
   10,000    MapQuest. com, Inc.(a)                      248,750
   23,900    Marine Drilling Co., Inc.(a)                403,312
   40,500    Marketing Specialists Corp.(a)              146,813
    3,200    MarketWatch.com, Inc.(a)                    150,400
    5,100    Media Metrix, Inc.(a)                       188,700
   20,529    Medical Assurance, Inc.(a)                  450,355
      700    Metasolv Software, Inc.(a)                   43,181
   10,600    Metro One Telecommunication, Inc.(a)        106,000
   17,300    MIIX Group, Inc.                            235,712
   27,900    Milacron, Inc.                              406,294
   32,600    Modis Professional Services, Inc.           348,412
    5,400    Natural Microsystems Corp.(a)               197,775
   10,400    Network Associates, Inc.(a)                 262,600
   12,400    Newfield Exploration Co.(a)                 320,075
    9,000    Newmont Mining Corp.                        213,188
    5,670    Pac-West Telecomm, Inc.(a)                  144,585
   37,000    Pairgain Technologies, Inc.(a)              564,250
   10,300    Plexus Corp.(a)                             405,562
   35,400    PSS World Medical, Inc.(a)                  355,106
   10,259    Radian Group, Inc.                          501,409
   67,600    Remec, Inc.                                 866,125
   37,500    Renaissance Worldwide, Inc.                 178,125
   38,400    Renal Care Group, Inc.(a)                   787,200
   38,800    Res-Care, Inc.(a)                           458,325
    1,700    Safeguard Scientifics, Inc.                 188,913
    3,100    SanDisk Corp.(a)                            204,794
   36,300    Santa Fe Snyder Corp.(a)                    290,400
   34,200    Scientific Games Holdings
                Corp.(a)(b)                              609,187
   17,900    Sinclair Broadcast Group, Inc. Class
                A(a)                                     205,850
   14,900    Skywest, Inc.                               365,050
  149,300    Stewart Enterprises, Inc.                   760,497
   10,700    Sunrise Assisted Living, Inc.(a)            140,438
   29,500    Swift Energy Co.(a)                         328,187
   25,900    Tech Data Corp.(a)                          634,550
    6,000    Tektronix, Inc.                             204,000
      600    TeleCorp PCS, Inc.(a)                        21,638
   11,300    The BISYS Group, Inc.(a)                    654,694
   11,300    The Cheesecake Factory, Inc.                350,300
   79,500    Total Renal Care Holdings, Inc.(a)          566,437
   30,600    Tower Automotive, Inc.(a)                   459,000
   29,000    TriStar Aerospace Co.(a)                    273,688

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of
November 30, 1999 (Unaudited)        PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                        Value
Shares       Description                               (Note 1)
------------------------------------------------------------
United States (cont'd.)
   47,500    United Natural Foods, Inc.             $    397,812
    4,600    USWeb Corp.(a)                              190,613
   62,100    Vari-Lite International, Inc.(a)             65,981
    9,800    Veeco Instruments, Inc.(a)                  405,475
   25,700    Wabash National Corp.                       377,469
    5,700    Western Wireless Corp.(a)                   333,806
   22,800    Whole Foods Market, Inc.                    896,325
   45,900    Windmere-Durable Holdings, Inc.             656,944
   27,000    Zany Brainy, Inc.(a)                        273,375
                                                    ------------
                                                      37,661,952
                                                    ------------
             Total common stocks
                (cost US$70,563,841)                  78,605,238
                                                    ------------
PREFERRED STOCKS--0.7%
    ------------------------------------------------------------
Brazil--0.3%
    9,900    Companhia Vale do Rio Doce(a)               238,207
------------------------------------------------------------
Germany--0.4%
      114    Porsche AG(a)                               310,062
                                                    ------------
             Total preferred stocks
                (cost US$503,039)                        548,269
                                                    ------------
WARRANTS(a)
------------------------------------------------------------
Canada
    6,600    Sedna Geotech, Inc.
                Expiring 3/23/01 @ CAD 0                       0
------------------------------------------------------------
Indonesia
  123,900    Bank Pan Indonesia
                Expiring 7/8/02 @ IDR 500                  3,214
                                                    ------------
             Total warrants
                (cost US$0)                                3,214
                                                    ------------

Principal
 Amount                                                 Value
 (000)       Description                               (Note 1)
------------------------------------------------------------
CORPORATE BOND
------------------------------------------------------------
United States
$      163   Family Golf Centers Inc.
                Subordinated Notes 5.75%,
                10/15/04
                (cost US$45,029)                    $     49,715
                                                    ------------
             Total long-term investments
                (cost US$71,111,909)                  79,206,436
                                                    ------------
SHORT-TERM INVESTMENT--1.5%
------------------------------------------------------------
REPURCHASE AGREEMENT
------------------------------------------------------------
United States
    1,192    Joint Repurchase Agreement Account,
                5.512%, 12/01/99
                (cost US$1,192,000; Note 5)            1,192,000
                                                    ------------
------------------------------------------------------------
Total Investments--98.4%
             (cost US$72,303,909; Note 4)             80,398,436
             Other assets in excess of
                liabilities--1.6%                      1,344,403
                                                    ------------
             Net Assets--100%                       $ 81,742,839
                                                    ------------
                                                    ------------

---------------
(a) Non-income producing security.
(b) All or partial amount of security is segregated as collateral for financial futures transactions. Aggregate market value of $398,957 segregated at 11/30/99.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as
of November 30, 1999 (Unaudited)      PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of November 30, 1999 was as follows:

Electronic Components.............................     5.0%
Consumer Goods....................................     3.4
Foods.............................................     3.4
Retail............................................     3.3
Medical Technology................................     3.1
Oil & Gas Exploration/Production..................     3.1
Distribution/Wholesalers..........................     3.0
Computer Software & Services......................     2.9
Telecommunication Services........................     2.8
Steel & Metals....................................     2.7
Diversified Operations............................     2.5
Telecommunications................................     2.5
Data Processing & Reproduction....................     2.3
Health Services...................................     2.3
Auto Related......................................     2.2
Financial Services................................     2.2
Real Estate.......................................     2.0
Electronics.......................................     1.7
Machinery & Engineering...........................     1.7
Banking...........................................     1.6
Commercial Services...............................     1.6
Communications....................................     1.6
Chemicals.........................................     1.5
Restaurants.......................................     1.5
Health Care.......................................     1.4
Leisure & Tourism.................................     1.4
Media.............................................     1.4
Technology........................................     1.4
Computers.........................................     1.3
Telephones........................................     1.3
Beverages.........................................     1.2
Drugs & Medical Supplies..........................     1.2
Printing & Publishing.............................     1.2
Aerospace/Defense.................................     1.1
Basic Industries-Manufacturing....................     1.1
Containers & Packaging............................     1.1
Cellular Communications...........................     1.0
Information Services..............................     1.0%
Insurance.........................................     1.0
Paper & Forest Products...........................     1.0
Finance...........................................     0.9
Human Resources...................................     0.9
Miscellaneous.....................................     0.9
Schools...........................................     0.6
Advertising.......................................     0.8
Construction......................................     0.8
Building & Construction...........................     0.7
Building & Products...............................     0.7
Industrial Machinery..............................     0.7
Internet..........................................     0.7
Miscellaneous Manufacturing.......................     0.7
Semi-Conductor & Related Devices..................     0.7
Diversified Resources.............................     0.6
Industrial Components.............................     0.6
Integrated Pruducers..............................     0.6
Audio/Visual......................................     0.5
Gold Mines........................................     0.5
Mineral Resources.................................     0.5
Airlines..........................................     0.4
Diversified Industries............................     0.4
Food Products & Services..........................     0.4
Transportation....................................     0.4
Electrical Goods..................................     0.3
Equipment Leasing/Rental..........................     0.3
Holding Companies.................................     0.3
Investment Companies..............................     0.3
Telecommunications Equipment......................     0.3
Television & Communication Equipment..............     0.3
Oil & Gas Services................................     0.2
Tobacco...........................................     0.2
Electrical Equipment..............................     0.1
Network Systems...................................     0.1
Rubber............................................     0.1
Repurchase Agreement..............................     1.5
                                                    ------
Total Investments.................................    98.4
Other assets in excess of liabilities.............     1.6
                                                    ------
Net Assets........................................   100.0%
                                                    ------
                                                    ------
--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Statement of Assets and Liabilities
(Unaudited)                            PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      November 30, 1999
Investments, at value (cost $72,303,909)................................................................        $  80,398,436
Foreign currency, at value (cost $604,980)..............................................................              649,265
Receivable for investments sold.........................................................................            2,915,814
Dividends receivable....................................................................................               92,054
Receivable for Fund shares sold.........................................................................               81,695
Forward currency contracts - amount receivable from counterparties......................................               62,894
Prepaid expenses and other assets.......................................................................                4,843
                                                                                                              -----------------
   Total assets.........................................................................................           84,205,001
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................            1,639,728
Accrued expenses and other liabilities..................................................................              277,654
Forward currency contracts - amount payable to counterparties...........................................              233,857
Payable for Fund shares purchased.......................................................................              173,369
Management fee payable..................................................................................               65,822
Distribution fee payable................................................................................               47,772
Variation margin payable................................................................................               20,496
Withholding taxes payable...............................................................................                3,464
                                                                                                              -----------------
   Total liabilities....................................................................................            2,462,162
                                                                                                              -----------------
Net Assets..............................................................................................        $  81,742,839
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $      53,390
   Paid-in capital in excess of par.....................................................................           79,709,823
                                                                                                              -----------------
                                                                                                                   79,763,213
   Accumulated net investment loss......................................................................             (245,059)
   Accumulated net realized loss on investments.........................................................           (5,748,660)
   Net unrealized appreciation on investments and foreign currencies....................................            7,973,345
                                                                                                              -----------------
Net assets, November 30, 1999...........................................................................        $  81,742,839
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($33,859,881 / 2,078,404 shares of common stock issued and outstanding)...........................               $16.29
   Maximum sales charge (5% of offering price)..........................................................                  .86
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $17.15
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($46,390,100 / 3,163,394 shares of common stock issued and outstanding)...........................               $14.66
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($905,954 / 61,778 shares of common stock issued and outstanding).................................               $14.66
   Sales charge (1% of offering price)..................................................................                  .15
                                                                                                              -----------------
   Offering price to public.............................................................................               $14.81
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($586,905 / 35,449 shares of common stock issued and outstanding).................................               $16.56
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

PRUDENTIAL GLOBAL GENESIS FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                               Six Months
                                                  Ended
Net Investment Income                       November 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $40,319)..................     $     346,147
   Interest..............................            39,148
                                            -----------------
      Total income.......................           385,295
                                            -----------------
Expenses
   Management fee........................           389,747
   Distribution fee--Class A.............            40,170
   Distribution fee--Class B.............           222,880
   Distribution fee--Class C.............             4,107
   Custodian's fees and expenses.........           180,000
   Transfer agent's fees and expenses....           124,000
   Registration fees.....................            30,000
   Audit fee and expenses................            16,000
   Reports to shareholders...............            15,000
   Directors' fees.......................            10,000
   Legal fees and expenses...............             5,000
   Miscellaneous.........................             4,856
                                            -----------------
      Total expenses.....................         1,041,760
                                            -----------------
Net investment loss......................          (656,465)
                                            -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on:
   Investment transactions...............        10,419,872
   Foreign currency transactions.........           431,409
   Financial futures contracts...........             6,648
                                            -----------------
                                                 10,857,929
                                            -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments...........................         3,880,595
   Foreign currencies....................          (405,525)
   Financial futures contracts...........            46,093
                                            -----------------
                                                  3,521,163
                                            -----------------
Net gain on investments and foreign
   currencies............................        14,379,092
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $  13,722,627
                                            -----------------
                                            -----------------

PRUDENTIAL GLOBAL GENESIS FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                     Six Months
                                       Ended         Year Ended
Increase (Decrease)                 November 30,      May 31,
in Net Assets                           1999            1999
Operations
   Net investment loss............  $   (656,465)   $ (1,126,573)
   Net realized gain (loss) on
      investments and foreign
      currency transactions.......    10,857,929     (13,226,899)
   Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currencies..................     3,521,163      (1,275,835)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................    13,722,627     (15,629,307)
                                    ------------    ------------
Distributions from net realized
   gains (Note 1)
   Class A........................            --      (1,572,601)
   Class B........................            --      (2,669,626)
   Class C........................            --         (43,207)
   Class Z........................            --         (13,402)
                                    ------------    ------------
                                              --      (4,298,836)
                                    ------------    ------------
Fund share transactions (Net of
   share conversions) (Note 6)
   Net proceeds from shares
      subscribed..................    32,803,256      36,835,124
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      distributions...............            --       4,115,350
   Cost of shares reacquired......   (41,304,896)    (77,430,853)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....    (8,501,640)    (36,480,379)
                                    ------------    ------------
Total increase (decrease).........     5,220,987     (56,408,522)
Net Assets
Beginning of period...............    76,521,852     132,930,374
                                    ------------    ------------
End of period.....................  $ 81,742,839    $ 76,521,852
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Notes to Financial Statements
(Unaudited)                         PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Prudential Global Genesis Fund, Inc., (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies with market capitalizations of less than U.S. $1 billion, as measured at time of purchase.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities traded on an exchange and NASDAQ National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivable and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is
--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, accounting for passive foreign investment companies and foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net investment loss and to increase accumulated net realized loss on investments by $431,409 relating to net realized foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for its distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the six months ended November 30, 1999.

PIMS has advised the Fund that it received approximately $5,900 and $300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended November 30, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the six months ended November 30, 1999, it received approximately $38,200 in contingent deferred sales charges imposed upon redemptions by certain Class B shareholders.
--------------------------------------------------------------------------------
                                       12

Notes to Financial Statements (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended November 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended November 30, 1999, the Fund incurred fees of approximately $112,600 for the services of PMFS. As of November 30, 1999, approximately $18,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended November 30, 1999 aggregated $68,588,422 and $68,032,003, respectively.

The federal income tax basis of the Fund's investments at November 30, 1999 was $72,798,545 and accordingly, net unrealized appreciation for federal income tax purposes was $7,599,892 (gross unrealized appreciation--$15,234,535; gross unrealized depreciation--$7,634,643).

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 1999, of approximately $12,061,400 which expires in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. In addition, the Fund elected to treat net capital losses of approximately $2,483,800 incurred in the seven month period ended May 31, 1999 as having incurred in the current fiscal year.

At November 30, 1999 the Fund had outstanding forward currency contracts both to purchase and sell foreign currencies as follows:

                              Value at
Forward Currency             Settlement         Current        Appreciation
Purchase Contracts          Date Payable         Value        (Depreciation)
------------------------   ---------------     ----------     --------------
Euro,
 expiring 01/10/00 -
 2/18/00                     $ 3,772,790       $3,601,509       $   (171,281)
Japanese Yen,
 expiring 12/1/99                368,627          431,521             62,894
                           ---------------     ----------     --------------
                             $ 4,141,417       $4,033,030       $   (108,387)
                           ---------------     ----------     --------------
                           ---------------     ----------     --------------
                              Value at
Forward Currency             Settlement         Current
Sale Contracts             Date Receivable       Value         Depreciation
------------------------   ---------------     ----------     --------------
Hong Kong Dollars,
 expiring 4/26/00            $   894,083       $  900,138       $     (6,055)
Japanese Yen,
 expiring 12/1/99                375,000          431,521            (56,521)
                           ---------------     ----------     --------------
                             $ 1,269,083       $1,331,659       $    (62,576)
                           ---------------     ----------     --------------
                           ---------------     ----------     --------------

During the six months ended November 30, 1999, the Fund entered into financial futures contracts. Details of open contracts at November 30, 1999 are as follows:

                                 Expira-     Value at       Value at
  Number of                       tion        Trade       November 30,      Unrealized
  Contracts          Type         Date         Date           1999         Appreciation
--------------    ----------    ---------    --------     ------------     ------------
Long Position:
                  Nikkei
10                225 IMM       Dec. 1999    $880,725       $923,750         $ 43,025
                  Nikkei
5                 225 SMX       Dec. 1999     439,725        442,793            3,068
                                                                               ------
                                                                             $ 46,093
                                                                               ------
                                                                               ------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At November 30, 1999, the Fund had an .18% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $1,192,000 principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

Bear, Stearns & Co. Inc., 5.68%, in the principal amount of $210,000,000, repurchase price $210,033,133, due 12/1/99. The value of the collateral including accrued interest was $214,561,994.

Deutsche Bank Securities Inc., 5.41%, in the principal amount of $30,000,000, repurchase price $30,004,508, due 12/1/99. The value of the collateral including accrued interest was $30,600,246.
--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements (Unaudited)   PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Goldman, Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 12/1/99. The value of the collateral including accrued interest was $214,200,305.

Warburg Dillon Read LLC, 5.42%, in the principal amount of $202,578,000, repurchase price $202,608,499, due 12/1/99. The value of the collateral including accrued interest was $206,633,395.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 500 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                                 Shares        Amount
------------------------------------  ----------   -------------
Six months ended November 30, 1999:
Shares sold.........................   1,570,670   $  23,102,633
Shares reacquired...................  (1,795,335)    (26,561,067)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (224,665)     (3,458,434)
Shares issued upon conversion from
  Class B...........................      67,178         976,025
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (157,487)  $  (2,482,409)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1999:
Shares sold.........................   1,307,033   $  17,119,393
Shares issued in reinvestment of
  dividends and distributions.......     125,209       1,518,783
Shares reacquired...................  (2,413,140)    (31,601,691)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (980,898)    (12,963,515)
Shares issued upon conversion from
  Class B...........................     229,265       3,092,944
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (751,633)  $  (9,870,571)
                                      ----------   -------------
                                      ----------   -------------
Class B                                 Shares        Amount
------------------------------------  ----------   -------------
Six months ended November 30, 1999:
Shares sold.........................     698,474   $   9,264,230
Shares reacquired...................  (1,093,059)    (14,529,457)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (394,585)     (5,265,227)
Shares reacquired upon conversion
  into Class A......................     (74,429)       (976,025)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (469,014)  $  (6,241,252)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1999:
Shares sold.........................   1,636,557   $  19,242,095
Shares issued in reinvestment of
  dividends and distributions.......     231,285       2,544,131
Shares reacquired...................  (3,767,958)    (44,643,135)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1,900,116)    (22,856,909)
Shares reacquired upon conversion
  into Class A......................    (251,572)     (3,092,944)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (2,151,688)  $ (25,949,853)
                                      ----------   -------------
                                      ----------   -------------
Class C
------------------------------------
Six months ended November 30, 1999:
Shares sold.........................       6,564   $      87,548
Shares reacquired...................      (8,475)       (111,838)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................      (1,911)  $     (24,290)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1999:
Shares sold.........................      19,424   $     223,833
Shares issued in reinvestment of
  dividends and distributions.......       3,823          42,055
Shares reacquired...................     (44,892)       (538,422)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................     (21,645)  $    (272,534)
                                      ----------   -------------
                                      ----------   -------------
Class Z
------------------------------------
Six months ended November 30, 1999:
Shares sold.........................      22,844   $     348,845
Shares reacquired...................      (6,613)       (102,534)
                                      ----------   -------------
Net increase in shares
  outstanding.......................      16,231   $     246,311
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1999:
Shares sold.........................      19,195   $     249,803
Shares issued in reinvestment of
  dividends and distributions.......         844          10,381
Shares reacquired...................     (48,824)       (647,605)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................     (28,785)  $    (387,421)
                                      ----------   -------------
                                      ----------   -------------

--------------------------------------------------------------------------------
Financial Highlights (Unaudited)            PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                                  Class A
                                                 --------------------------------------------------------------------------
                                                  Six months
                                                     Ended                            Year Ended May 31,
                                                 November 30,      --------------------------------------------------------
                                                    1999(b)        1999(b)       1998        1997       1996(b)     1995(b)
                                                 -------------     --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $ 13.68        $ 15.82      $ 21.30     $ 21.74     $ 18.44     $ 18.75
                                                     ------        --------     -------     -------     -------     -------
Income from investment operations
Net investment income (loss)..................         (.09)          (.10 )       (.20)       (.14)        .05(a)       --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         2.70          (1.44 )       1.37        1.45        3.34        (.21)
                                                     ------        --------     -------     -------     -------     -------
   Total from investment operations...........         2.61          (1.54 )       1.17        1.31        3.39        (.21)
                                                     ------        --------     -------     -------     -------     -------
Less distributions
Dividends in excess of net investment
   income.....................................           --             --           --          --        (.09)       (.08)
Distributions from net realized gains.........           --           (.60 )      (6.65)      (1.75)         --        (.02)
                                                     ------        --------     -------     -------     -------     -------
Net asset value, end of period................      $ 16.29        $ 13.68      $ 15.82     $ 21.30     $ 21.74     $ 18.44
                                                     ------        --------     -------     -------     -------     -------
                                                     ------        --------     -------     -------     -------     -------
TOTAL RETURN (c):.............................        19.08%         (9.25 )%      9.81%       6.74%      18.41%      (0.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $33,860        $30,578      $47,259     $57,032     $47,617     $44,051
Average net assets (000)......................      $32,136        $35,179      $50,309     $47,563     $45,070     $32,430
Ratios to average net assets:
   Expenses, including distribution fees......         2.24%(d)       2.03 %       1.88%       1.91%       1.79%(a)    1.42%(a)
   Expenses, excluding distribution fees......         1.99%(d)       1.78 %       1.63%       1.66%       1.54%(a)    1.17%(a)
   Net investment income (loss)...............        (1.25)%(d)      (.77 )%      (.71)%      (.49)%       .26%(a)     .02%(a)
For Class A, B, C and Z shares:
Portfolio turnover rate.......................           92%           156 %        198%         60%         44%         64%

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Financial Highlights (Unaudited)            PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                                    Class B
                                                 ------------------------------------------------------------------------------
                                                  Six months
                                                     Ended                              Year Ended May 31,
                                                 November 30,      ------------------------------------------------------------
                                                    1999(b)        1999(b)        1998         1997       1996(b)      1995(b)
                                                 -------------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $ 12.36        $ 14.47      $  20.18     $  20.87     $  17.84     $  18.22
                                                     ------        --------     --------     --------     --------     --------
Income from investment operations
Net investment (loss).........................         (.13)          (.18 )        (.26)        (.33)        (.09)(a)     (.13)(a)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         2.43          (1.33 )        1.20         1.39         3.21         (.19)
                                                     ------        --------     --------     --------     --------     --------
   Total from investment operations...........         2.30          (1.51 )         .94         1.06         3.12         (.32)
                                                     ------        --------     --------     --------     --------     --------
Less distributions
Dividends in excess of net investment
   income.....................................           --             --            --           --         (.09)        (.03)
Distributions from net realized gains.........           --           (.60 )       (6.65)       (1.75)          --         (.03)
                                                     ------        --------     --------     --------     --------     --------
Net asset value, end of period................      $ 14.66        $ 12.36      $  14.47     $  20.18     $  20.87     $  17.84
                                                     ------        --------     --------     --------     --------     --------
                                                     ------        --------     --------     --------     --------     --------
TOTAL RETURN (c):.............................        18.61%         (9.92 )%       9.04%        5.83%       17.51%       (1.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $46,390        $44,890      $ 83,669     $120,067     $155,292     $153,670
Average net assets (000)......................      $44,576        $55,679      $101,836     $133,073     $154,566     $173,591
Ratios to average net assets:
   Expenses, including distribution fees......         2.99%(d)       2.78 %        2.63%        2.66%        2.54%(a)     2.17%(a)
   Expenses, excluding distribution fees......         1.99%(d)       1.78 %        1.63%        1.66%        1.54%(a)     1.17%(a)
   Net investment (loss)......................        (1.99)%(d)     (1.51 )%      (1.48)%      (1.26)%       (.48)%(a)   (.77)%(a)

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Financial Highlights (Unaudited)            PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                                  Class C
                                                 --------------------------------------------------------------------------
                                                                                                                  August 1,
                                                  Six months                                                       1994(d)
                                                     Ended                     Year Ended May 31,                  Through
                                                 November 30,      ------------------------------------------      May 31,
                                                    1999(b)        1999(b)       1998       1997      1996(b)      1995(b)
                                                 -------------     --------     ------     ------     -------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $ 12.36         $14.47      $20.18     $20.87     $17.84       $ 18.44
                                                     ------        --------     ------     ------     -------     ---------
Income from investment operations
Net investment income (loss)..................         (.13)          (.18)       (.26)      (.27)      (.08 )(a)     (.12)(a)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         2.43          (1.33)       1.20       1.33       3.20          (.44)
                                                     ------        --------     ------     ------     -------     ---------
   Total from investment operations...........         2.30          (1.51)        .94       1.06       3.12          (.56)
                                                     ------        --------     ------     ------     -------     ---------
Less distributions
Dividends in excess of net investment
   income.....................................           --             --          --         --       (.09 )        (.03)
Distributions from net realized gains.........           --           (.60)      (6.65)     (1.75)        --          (.01)
                                                     ------        --------     ------     ------     -------     ---------
Net asset value, end of period................      $ 14.66         $12.36      $14.47     $20.18     $20.87       $ 17.84
                                                     ------        --------     ------     ------     -------     ---------
                                                     ------        --------     ------     ------     -------     ---------
TOTAL RETURN (c):.............................        18.61%         (9.92)%      9.04%      5.83%     17.51 %       (2.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $   906         $  787      $1,234     $1,874     $2,275       $ 1,307
Average net assets (000)......................      $   821         $  895      $1,739     $1,958     $1,809       $   862
Ratios to average net assets:
   Expenses, including distribution fees......         2.99%(e)       2.78%       2.63%      2.66%      2.54 %(a)     2.27%(a)(e)
   Expenses, excluding distribution fees......         1.99%(e)       1.78%       1.63%      1.66%      1.54 %(a)     1.27%(a)(e)
   Net investment (loss)......................        (2.00)%(e)     (1.53)%     (1.43)%    (1.24)%     (.44 )%(a)     (.90)%(a)(e)

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(d) Commencement of offering of Class C shares.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Financial Highlights (Unaudited)            PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                         Class Z
                                                 --------------------------------------------------------
                                                                                           September 16,
                                                  Six months                                  1996(d)
                                                     Ended         Year Ended May 31,         Through
                                                 November 30,      -------------------        May 31,
                                                    1999(b)        1999(b)      1998            1997
                                                 -------------     -------     -------     --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $ 13.89        $16.01      $21.39          $20.46
                                                      -----        -------     -------          -----
Income from investment operations
Net investment income (loss)..................         (.08)         (.06 )      (.38 )           .03
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         2.75         (1.46 )      1.65            2.65
                                                      -----        -------     -------          -----
   Total from investment operations...........         2.67         (1.52 )      1.27            2.68
                                                      -----        -------     -------          -----
Less distributions
Distributions from net realized gains.........           --          (.60 )     (6.65 )         (1.75)
                                                      -----        -------     -------          -----
Net asset value, end of period................      $ 16.56        $13.89      $16.01          $21.39
                                                      -----        -------     -------          -----
                                                      -----        -------     -------          -----
TOTAL RETURN(c):..............................        19.22%        (9.01 )%    10.22 %         13.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $   587        $  267      $  768          $  603
Average net assets (000)......................      $   416        $  388      $  662          $  188
Ratios to average net assets:
   Expenses, including distribution fees......         1.99%(e)      1.78 %      1.63 %          1.66%(e)
   Expenses, excluding distribution fees......         1.99%(e)      1.78 %      1.63 %          1.66%(e)
   Net investment (loss)......................        (1.11)%(e)     (.46 )%     (.43 )%         (.87)%(e)

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

Getting The Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction.
There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who under-stands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes.
But, sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Prudential Investments is a unit of The Prudential Insurance
Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of November
30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds                          BULK RATE
Gateway Center Three                            U.S. POSTAGE
100 Mulberry Street                                 PAID
Newark, NJ  07102-4077                          Permit 6807
(800) 225-1852                                  New York, NY


Class    NASDAQ     Cusip
  A      PRAGX    744333105
  B      PRGGX    744333204
  C        --     744333303
  Z        --     744333402     MF136E2